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                                                                 EXHIBIT 10.2(b)



            AMENDMENT TO STOCK RESTRICTION AND REGISTRATION AGREEMENT

     This amendment (this "Amendment") to the Stock Restriction and Registration Agreement dated as of August 23, 1989 (the "Agreement") is dated as of December 9, 1997, and is entered into by Enron Oil & Gas Company, a Delaware corporation (the "Company"), and Enron Corp., an Oregon corporation (the "Holder").

     WHEREAS, Section 7 of the Agreement provides that the Company will be obligated to pay Registration Expenses, defined in the Agreement to include generally all expenses incident to the performance by the Company of its obligations under the Agreement; and

     WHEREAS, the Company and the Holder desire to provide that the Holder will be obligated to pay the expenses incident to the performance by the Company of its obligations under the Agreement, with certain specified exceptions;

     NOW, THEREFORE, in consideration of the agreements herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree that the Agreement is hereby amended as follows:

     1. AMENDMENT TO SECTION 7. Section 7 of the Agreement is hereby amended to read as follows:

              7. Registration Expenses. All Registration Expenses (as defined herein) will be borne by the selling Holders in proportion to the number of shares registered.

              As used herein, the term Registration Expenses means (a) underwriting discounts and commissions applicable to the sale of Restricted Stock, fees and expenses of any legal counsel, accountants or other agents retained by any selling Holder and all other out-of-pocket expenses incurred by any selling Holder in connection with any registration under this Agreement and (b) all out-of-pocket expenses incident to the Company's performance of or compliance with this Agreement (whether or not the registration in connection with which such expenses are incurred ultimately becomes effective), including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Restricted Stock), rating agency fees, printing expenses, messenger and delivery expenses incurred by the Company, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or comfort letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration and the fees and expenses of other persons retained by the Company. The term Registration Expenses shall not include any portion of expenses that would have been incurred by the Company in the absence of registration, such as depreciation or rent or other charges for use of Company property, and such term shall not include any portion of the Company's internal expenses, such as salaries



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         and expenses of its officers and employees performing drafting, due diligence, legal or accounting duties.

     2. CERTAIN DEFINED TERMS. Capitalized terms used but not defined herein are used as defined in the Agreement.

     3. GOVERNING LAW. This Amendment will be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.


                           ENRON OIL & GAS COMPANY


                           By:  /s/ FORREST E. HOGLUND
                               ------------------------
                           Name:  Forrest E. Hoglund
                           Title: Chairman of the Board and
                                   Chief Executive Officer


                           ENRON CORP.


                           By:  /s/ J. CLIFFORD BAXTER
                               ------------------------
                           Name:  J. Clifford Baxter
                           Title: Senior Vice President,
                                    Corporate Development







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